UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2011

REAL ESTATE ASSOCIATES LIMITED V

(Exact name of Registrant as specified in its charter)

California	0-012438	95-3768810
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Real Estate Associates Limited V, a California limited partnership (the “Registrant”), owns a 99% limited partnership interest in Grandview Place Limited Partnership, a Montana limited partnership (“Grandview Place”). Grandview Place owns a 48-unit apartment complex located in Missoula, Montana. On February 18, 2011 the Registrant entered into an Assignment and Assumption Agreement (the “Assignment Agreement”) with a third party, Randel Corporation, a Nevada corporation (“Assignee”), whereby the Registrant agreed to assign its limited partnership interest in Grandview Place to Assignee or its nominee for $25,000.  The closing of this assignment shall occur no later than June 30, 2011.  The Registrant’s investment balance in Grandview Place was zero at both September 30, 2010 and December 31, 2009.

The foregoing description is qualified in its entirety by reference to the Assignment Agreement, a copy of which is filed as exhibit 10.2 to this report.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

10.2  Assignment and Assumption Agreement by and between Real Estate Associates Limited V, a California limited partnership (“Assignor”), Randel Corporation, a Nevada corporation (“Assignee”); Dennis D. Curran, an individual (the “Operating General Partner”), and GVP, Inc. a Montana corporation (“General Partner”) effective February 16, 2011.

The agreement included as an exhibit to this Form 8-K contains representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•                     should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•                     have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•                     may apply standards of materiality in a way that is different from what may be viewed as material to an investor; and

•                     were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. Additional information about the Registrant may be found elsewhere in this Form 8-K and the Registrant’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL ESTATE ASSOCIATES LIMITED V

By:  National Partnership Investments Corp.

Corporate General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

  Date:  February 22, 2011